Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of RiverSource Life Insurance Company (the “Company”) for the quarterly period ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gumer C. Alvero, as Executive Vice President - Annuities (Acting Principal Executive Officer) of the Company, and Brian J. McGrane, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 10, 2020	By:	/s/ Gumer C. Alvero
Gumer C. Alvero Executive Vice President - Annuities (Acting Principal Executive Officer)

Date:	August 10, 2020	By:	/s/ Brian J. McGrane
Brian J. McGrane Chief Financial Officer